UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Delta Air Lines, Inc. (Delta) today issued a press release reporting financial results for the quarter ended June 30, 2005. The press release is furnished as Exhibit 99.1. The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 7.01     Regulation FD Disclosure.

Delta also will be providing supplemental data for the June 2005 quarter to certain analysts. The supplemental data is furnished as Exhibit 99.2. The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press Release dated July 21, 2005 titled “Delta Air Lines Reports Results for June 2005 Quarter”

Exhibit 99.2	Supplemental Information dated July 21, 2005 titled “Supplemental June 2005 Quarter Data”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Edward H. Bastian
Date: July 21, 2005		Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated July 21, 2005 titled “Delta Air Lines Reports Results for June 2005 Quarter”

Exhibit 99.2	Supplemental Information dated July 21, 2005 titled “Supplemental June 2005 Quarter Data”